Summary prospectus DECEMBER 4, 2015

TIAA-CREF Social Choice Bond Fund

of the TIAA-CREF Funds

Class Ticker: Advisor TSBHX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.tiaa-cref.org/tffixedre_pro. You can also get this information at no cost by calling 800 223-1200 or by sending an e-mail request to disclosure@tiaa-cref.org. The Fund’s prospectus and Statement of Additional Information (“SAI”), each dated December 4, 2015, as subsequently supplemented, and the sections of the Fund’s shareholder report dated March 31, 2015 and September 30, 2015 from “Summary Portfolio of Investments” through “Notes to Financial Statements,” are incorporated into this Summary Prospectus by reference and may be obtained free of charge at the website, phone number or e-mail address noted above.

Investment objective

The Fund seeks a favorable long-term total return through income and capital appreciation while giving special consideration to certain environmental, social and governance (“ESG”) criteria.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES (fees paid directly from your investment)

Advisor Class
Maximum sales charge imposed on purchases (percentage of offering price)	0%
Maximum deferred sales charge	0%
Maximum sales charge imposed on reinvested dividends and other distributions	0%
Redemption or exchange fee	0%
Maximum account fee	0%

TIAA-CREF Social Choice Bond Fund  ■  Summary Prospectus     1

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

Advisor Class
Management fees	0.35%
Distribution (Rule 12b-1) fees
Other expenses[1]	0.15%
Total annual Fund operating expenses	0.50%
Waivers and expense reimbursements[2]	—
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.50%

1	Estimates for the current fiscal year.
2

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors Inc., has contractually agreed to reimburse the Fund for any Total Annual Operating Expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.55% of the average daily net assets for Advisor Class shares of the Fund. These expense reimbursement arrangements will continue through at least December 3, 2016, unless changed with approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s expense reimbursement agreement will remain in place through December 3, 2016, but that there will be no waiver or expense reimbursement agreement in effect thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Advisor Class
1 year	$51
3 years	$160

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended March 31, 2015, the Fund’s portfolio turnover rate was 459% of the average value of its portfolio.

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Principal investment strategies

Under normal circumstances, the Fund invests at least 80% of its assets in bonds. For these purposes, bonds include fixed-income securities of all types. The Fund primarily invests in a broad range of investment-grade bonds and fixed-income securities, including, but not limited to, U.S. Government securities, corporate bonds, taxable municipal securities and mortgage-backed or other asset backed-securities. The Fund may also invest in other fixed-income securities, including those of non-investment grade quality. The Fund may invest in fixed-income securities of any duration. As of May 31, 2015, the duration of the Fund’s benchmark index, the Barclays U.S. Aggregate Bond Index, was 5.52 years. For purposes of the 80% investment policy, the term “assets” means net assets, plus the amount of any borrowings for investment purposes.

The Fund is actively managed and does not rely exclusively on rating agencies when making investment decisions. Instead, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”) performs its own credit analysis, paying particular attention to economic trends and other market events. Subject to the ESG criteria described below, individual securities or sectors are then overweighted or underweighted relative to the Fund’s benchmark index, when Advisors believes that the Fund can take advantage of what appear to be undervalued, overlooked or misunderstood issuers that offer the potential to boost returns above that of the index.

The Fund’s investments in fixed-income securities issued by corporate entities or certain foreign governments are subject to certain ESG criteria. The research vendor currently providing the ESG performance evaluation is MSCI, Inc. (“MSCI”). All corporate issuers must meet or exceed minimum ESG performance standards to be eligible for investment by the Fund. The evaluation process favors companies with leadership in ESG performance relative to their peers. Typically, environmental assessment categories include climate change, natural resource use, waste management and environmental opportunities. Social evaluation categories include human capital, product safety and social opportunities. Governance assessment categories include corporate governance, business ethics and government & public policy. How well companies adhere to international norms and principles and involvement in major ESG controversies (examples of which may relate to the environment, customers, human rights & community, labor rights & supply chain, and governance) are other considerations.

The ESG evaluation process is conducted on an industry-specific basis and involves the identification of key performance indicators, which are given more or less relative weight compared to the broader range of potential assessment categories. Concerns in one area do not automatically eliminate an issuer from being an eligible Fund investment. When ESG concerns exist, the evaluation process gives careful consideration to how companies address the risks and opportunities they face in the context of their sector or industry and relative to their peers. The social and environmental impact of corporate activities related to the production and sale of alcohol, tobacco, military weapons, firearms, nuclear

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power and gambling products and services are quantified and incorporated into a corporate issuer’s overall ESG performance assessment. While not automatically excluded from the Fund, most corporate issuers involved in these industries are ineligible for inclusion in the Fund due to their poor overall ESG performance. While Advisors may invest in corporate and foreign government issuers that meet these criteria, it is not required to invest in every issuer that meets these criteria. The ESG criteria the Fund takes into consideration are non-fundamental investment policies. Such criteria and the universe of investments that the Fund utilizes may be changed without the approval of the Fund’s shareholders.

The Fund is not restricted from investing in any securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Advisors considers investments in these securities to be consistent with the Fund’s investment and social objectives.

The Fund also invests in certain asset-backed securities, mortgage-backed securities and other securities that represent interests in assets such as pools of mortgage loans, automobile loans or credit card receivables. These securities are typically issued by legal entities established specifically to hold assets and to issue debt obligations backed by those assets. Asset-backed or mortgage-backed securities are normally created or “sponsored” by banks or other institutions or by certain government-sponsored enterprises such as Fannie Mae or Freddie Mac. Advisors does not take into consideration whether the sponsor of an asset-backed security in which the Fund invests meets the ESG criteria. That is because asset-backed securities represent interests in pools of loans, and not of the ongoing business enterprise of the sponsor. It is therefore possible that the Fund could invest in an asset-backed or mortgage-backed security sponsored by a bank or other financial institution in which the Fund could not invest directly.

The Fund’s investments in mortgage-backed securities can include pass-through securities sold by private, governmental and government-related organizations and collateralized mortgage obligations (“CMOs”). Mortgage pass-through securities are created when mortgages are pooled together and interests in the pool are sold to investors. The cash flow from the underlying mortgages is “passed through” to investors in periodic principal and interest payments. CMOs are obligations that are fully collateralized directly or indirectly by a pool of mortgages from which payments of principal and interest are dedicated to the payment of principal and interest on the CMO.

The Corporate Governance and Social Responsibility Committee (the “CGSR Committee”) of the Board of Trustees of the Trust (“Board of Trustees”) reviews the ESG criteria used to evaluate securities issued by corporate and foreign government issuers held by the Fund and approves the ESG vendor of that service. Advisors seeks to ensure that the Fund’s investments in securities issued by corporate and foreign government issuers are consistent with its ESG criteria, but Advisors cannot guarantee that this will always be the case for every Fund investment issued by a corporate entity or by a foreign government or agency. Consistent with its responsibilities, the CGSR Committee evaluates

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options for implementing the Fund’s ESG investment criteria and monitors the ESG vendors selected to supply the ESG-eligible universe. Advisors has the right to change the ESG vendor(s) at any time and to add to the number of vendors providing the universe of eligible companies. Investing on the basis of ESG criteria is qualitative and subjective by nature, and there can be no assurance that the ESG criteria utilized by the Fund’s ESG vendor(s) or any judgment exercised by the CGSR Committee or Advisors will reflect the beliefs or values of any particular investor.

Additionally, Advisors invests a portion of the Fund’s assets in fixed-income instruments according to TIAA-CREF’s proprietary Proactive Social Investments (“PSI”) framework. As of March 31, 2015, these investments were 23.5% of the portfolio. These investments provide direct exposure to issuers and/or individual projects with social or environmental benefits. Within this PSI allocation, the Fund seeks opportunities to invest in publicly traded fixed-income securities that finance initiatives in areas including affordable housing, community and economic development, renewable energy and climate change, and natural resources. These investments will be selected based on the same financial criteria used by Advisors in selecting the Fund’s other fixed-income investments.

The Fund may also use a trading technique called “mortgage rolls” or “dollar rolls” in which the Fund “rolls over” an investment in a mortgage-backed security before its settlement date in exchange for a similar security with a later settlement date.

The Fund may also engage in relative value trading, a strategy in which the Fund reallocates assets across different sectors and maturities. Relative value trading is designed to enhance the Fund’s returns but increases the Fund’s portfolio turnover rate.

The Fund may purchase and sell futures, options, swaps, forwards and other fixed-income derivative instruments to carry out the Fund’s investment strategies. The Fund may also invest in foreign securities, including emerging markets fixed-income securities and non-dollar denominated instruments. Under most circumstances, the Fund’s investments in fixed-income securities of foreign issuers constitute less than 20% of the Fund’s assets.

Principal investment risks

You could lose money over short or long periods by investing in this Fund. An investment in the Fund, due to the nature of the Fund’s portfolio holdings, typically is subject to the following principal investment risks:

• ESG Criteria Risk—The risk that because the Fund’s ESG criteria exclude securities of certain issuers for nonfinancial reasons, the Fund may forgo some market opportunities available to funds that do not use these criteria.

• Interest Rate Risk (a type of Market Risk)—The risk that increases in interest rates can cause the prices of fixed-income investments to decline. This risk is heightened to the extent the Fund invests in longer duration fixed-income investments and during periods when prevailing interest rates

TIAA-CREF Social Choice Bond Fund  ■  Summary Prospectus     5

are low or negative. As of the date of this Prospectus, interest rates in the United States and in certain foreign markets are at or near historic lows, which may increase the Fund’s exposure to risks associated with rising interest rates. In general, changing interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility.

• Prepayment Risk—The risk that during periods of falling interest rates, borrowers may pay off their mortgage loans sooner than expected, forcing the Fund to reinvest the unanticipated proceeds at lower interest rates and resulting in a decline in income.

• Extension Risk—The risk that during periods of rising interest rates, borrowers may pay off their mortgage loans later than expected, preventing the Fund from reinvesting principal proceeds at higher interest rates and resulting in less income than potentially available.

• Issuer Risk (often called Financial Risk)—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time.

• Credit Risk (a type of Issuer Risk)—The risk that the issuer of fixed-income investments may not be able or willing to meet interest or principal payments when the payments become due.

• Income Volatility Risk—The risk that the level of current income from a portfolio of fixed-income investments may decline in certain interest rate environments.

• Market Volatility, Liquidity and Valuation Risk (types of Market Risk)—The risk that volatile or dramatic reductions in trading activity make it difficult for the Fund to properly value its investments and that the Fund may not be able to purchase or sell an investment at an attractive price, if at all.

• Fixed-Income Foreign Investment Risk—Investment in fixed-income securities or financial instruments of foreign issuers involves increased risks due to adverse issuer, political, regulatory, currency, market or economic developments. These developments may impact the ability of a foreign debt issuer to make timely and ultimate payments on its debt obligations to the Fund or impair the Fund’s ability to enforce its rights against the foreign debt issuer. These risks are heightened in emerging or developing markets. Foreign investments may also be less liquid and more difficult to value than investments in U.S. issuers.

• Active Management Risk—The risk that Advisors’ strategy, investment selection or trading execution may cause the Fund to underperform relative to the benchmark index or mutual funds with similar investment objectives.

• Call Risk—The risk that, during periods of falling interest rates, an issuer may call (or repay) a fixed-income security prior to maturity, resulting in a decline in the Fund’s income.

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• Mortgage Roll Risk—The risk that Advisors will not correctly predict mortgage prepayments and interest rates, which will diminish the Fund’s performance.

• Downgrade Risk—The risk that securities are subsequently downgraded should Advisors and/or rating agencies believe the issuer’s business outlook or creditworthiness has deteriorated.

• Non-Investment-Grade Securities Risk—Issuers of non-investment-grade securities, which are usually called “high-yield” or “junk bonds,” are typically in weaker financial health and such securities can be harder to value and sell and their prices can be more volatile than more highly rated securities. While these securities generally have higher rates of interest, they also involve greater risk of default than do securities of a higher-quality rating.

• Illiquid Investments Risk—The risk that illiquid investments may be difficult to sell for their fair market value, if at all, or at any price.

• Derivatives Risk—The risks associated with investing in derivatives may be different and greater than the risks associated with directly investing in the underlying securities and other instruments. The Fund may use futures, options, single name or index credit default swaps, or forwards, and the Fund may also use more complex derivatives such as swaps that might present liquidity, credit and counterparty risk. When investing in derivatives, the Fund may lose more than the principal amount invested.

Please see the non-summary portion of the Prospectus for more detailed information about the risks described above.

Past performance

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Because the Fund only recently began offering Advisor Class shares, the performance information shown is for the Fund’s existing classes, which would have substantially similar annual returns to the new Advisor Class because all of the Fund’s classes are invested in the same portfolio of securities with the only difference being that the classes do not have the same expenses. The bar chart shows the annual total returns of the Institutional Class of the Fund, before taxes, in each full calendar year since inception of the Institutional Class. Because the expenses vary across share classes, the performance of the Institutional Class may vary from the other share classes. Below the bar chart are the best and worst returns of the Institutional Class for a calendar quarter during the full calendar-year periods covered by the bar chart. The performance table following the bar chart shows the Fund’s average annual total returns for the Institutional, Retirement, Premier and Retail Classes over the applicable one-year, five-year, ten-year and since-inception periods ended December 31, 2014, and how those returns compare to those of the Fund’s benchmark index. After-tax performance is also shown only for Institutional Class shares, and after-tax returns for the other classes of shares will vary from the after-tax returns

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presented for Institutional Class shares. The performance in the bar chart and table has not been restated to reflect any difference between the existing classes’ expenses and estimated Advisor Class expenses. Because existing class shares generally are expected to have different expenses than Advisor Class shares, if the charts below had been restated with Advisor Class expenses, performance would have differed.

The returns shown below reflect previous agreements by Advisors to waive or reimburse the Fund for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The benchmark index listed below is unmanaged, and you cannot invest directly in an index. The returns for the benchmark index reflect no deduction for fees, expenses or taxes.

For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa-cref.org.

ANNUAL TOTAL RETURNS FOR THE INSTITUTIONAL CLASS SHARES (%)†

Social Choice Bond Fund

† The year-to-date return as of the most recent calendar quarter, which ended on September 30, 2015, was 1.80%.

Best quarter: 2.80%, for the quarter ended June 30, 2014. Worst quarter: -2.54%, for the quarter ended June 30, 2013.

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AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2014

	Inception Date	One Year	Since Inception
Institutional Class	9/21/2012
Return Before Taxes		8.80%	3.77%
Return After Taxes on Distributions		7.28%	2.69%
Return After Taxes on Distributions and Sale of
Fund Shares		4.96%	2.40%
Retail Class	9/21/2012
Return Before Taxes		8.47%	3.44%
Retirement Class	9/21/2012
Return Before Taxes		8.53%	3.52%
Premier Class	9/21/2012
Return Before Taxes		8.63%	3.62%
Barclays U.S. Aggregate Bond Index
(reflects no deductions for fees, expenses or taxes)		5.97%	1.91%†
Current performance of the Fund’s shares may be higher or lower than that shown above.
†		Performance is calculated from the inception date of the Institutional Class.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs). After-tax returns are shown for only one class, and after-tax returns for other classes will vary.

For the Fund’s most current 30-day yield, please call the Fund at 800 842-2252.

Portfolio management

Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc.

Portfolio Managers. The following persons manage the Fund on a day-to-day basis:

Name:	Stephen M. Liberatore, CFA	Joseph Higgins, CFA
Title:	Managing Director	Managing Director
Experience on Fund:	since 2012	since 2012

Purchase and sale of Advisor Class shares

Advisor Class shares are available for purchase through certain financial intermediaries, employee benefit plans and insurance company separate accounts. The Fund also offers Institutional, Retirement, Premier and Retail Class shares, which are offered through another prospectus that contains information about their respective eligibility criteria.

Redeeming or Exchanging Shares. You can redeem (sell) or exchange your shares of the Fund on any day that the New York Stock Exchange (“NYSE”) is open for business. Exchanges may be made for shares of the same share class

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of other funds offered by the Trust. If your shares are held through a third party, please contact that entity for applicable redemption or exchange requirements.

Tax information

The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year, but redemptions made from tax-deferred accounts may be subject to income tax.

Payments to broker-dealers and other financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the financial intermediary for providing investor services. The Fund’s related companies may also pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conﬂict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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